EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Eric Schlorff, Chief Executive Officer of SeaStar Medical Holding Corporation (the “Company”), certify that:

1. the Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026

/s/ Eric Schlorff
Eric Schlorff
Chief Executive Officer